BARON

FUNDS®

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

Supplement dated November 10, 2016

to Prospectus dated August 31, 2016

IMPORTANT NOTICE REGARDING DISTRIBUTIONS

Effective November 10, 2016, the Prospectus is modified as follows:

On page 83 of the Prospectus, the sixth sentence in the first paragraph under “Taxability of Dividends and Distributions” is deleted in its entirety.

On page 83 of the Prospectus, the third paragraph under “Taxability of Dividends and Distributions” is deleted in its entirety and replaced with the following:

“Annual year-end distribution estimates, if any, are expected to be available beginning in November or December of each year, and may be updated from time to time, on the Baron Funds® website at www.BaronFunds.com. The most current distribution information is expected to be available on or about November 10, 2016 at www.BaronFunds.com. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to you as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.”

This information supplements the Prospectus dated August 31, 2016. This Supplement and the Prospectus constitute a current prospectus. To request another copy of the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.